UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): April 23, 2010
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Biscayne Tower
2 South Biscayne Boulevard, Suite 2800
Miami, Florida 33131

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 856-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On April 23, 2010, Terremark Worldwide, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), entered into a purchase agreement (the “Purchase Agreement”), by and among the Company, certain of the Company’s subsidiaries and Credit Suisse Securities (USA) LLC, as the initial purchaser (the “Initial Purchaser”), pursuant to which the Company agreed to issue and sell, and the Initial Purchaser agreed to purchase, $50 million aggregate principal amount of Senior Secured Notes due 2017 (the “New Notes”), which are guaranteed (the “Guarantees” and, together with the New Notes, the “Securities”) by substantially all of the Company’s domestic subsidiaries (the “Guarantors”).
     The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, have agreed to indemnify each other against certain liabilities.
     On April 28, 2010 (the “Closing Date”), the Company consummated the issuance and sale of the Securities under the Purchase Agreement in a private placement to qualified institutional buyers in the United States in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act.
     The New Notes are part of the same series as the Company’s outstanding $420 million aggregate principal amount of Senior Secured Notes due 2017 (the “Existing Notes” and, together with the New Notes, the “Notes”), which were issued on June 24, 2009 (the “Existing Notes Issue Date”) pursuant to an indenture, dated as of the Existing Notes Issue Date (the “Base Indenture”), among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The New Notes have been issued under the Base Indenture as supplemented by a supplemental indenture, dated as of the Closing Date, by and among the Company, the Guarantors and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).
     The New Notes are secured equally and ratably with the Existing Notes by a first priority security interest in substantially all of the assets of the Company and the Guarantors, including the pledge of 100% of all outstanding capital stock of each of the Company’s domestic subsidiaries, except Technology Center of the Americas, LLC and Terremark Federal Group, Inc., and 65% of all outstanding capital stock of substantially all the Company’s foreign subsidiaries (such security interests and pledges, together, the “Security Interests”).
     The Security Interests in favor of U.S. Bank National Association, as collateral trustee (the “Collateral Trustee”) for the benefit of the holders of the Notes, have been granted pursuant to each of the following instruments dated as of the Existing Notes Issue Date: (i) that certain Security Agreement with the Collateral Trustee (the “Security Agreement”); (ii) that certain Intellectual Property Security Agreement with the Collateral Trustee (the “IP Security Agreement”); and (iii) that certain Collateral Trust Agreement with the Trustee, the Collateral Trustee and the other Secured Debt Representatives from time to time party thereto (the “Collateral Trust Agreement” and, together with the Security Agreement and the IP Security Agreement, the “Existing Security Documents”), which Collateral Trust Agreement sets forth the terms on which the Collateral Trustee will receive, hold, administer, maintain, enforce and distribute the proceeds of all liens on the collateral securing the Notes and the Guarantees. Additionally, in connection with the issuance of the New Notes, on the Closing Date, (i) the Company, the Guarantors and the Collateral Trustee entered into Amendment No. 1 to the Collateral Trust Agreement (the “Amendment to Collateral Trust Agreement”), pursuant to which certain provisions of the Collateral Trust Agreement were revised to conform the text thereof to the intent of the Indenture and the Collateral Trust Agreement, and (ii) the Company and the Collateral Trustee entered into an Additional Secured Debt Designation (the “Additional Secured Debt Designation”), pursuant to which the New Notes have been designated as additional secured debt entitled to the Security Interests equally and ratably with the Existing Notes.

     The Securities have not been registered under the Securities Act or any state securities laws and may not be sold except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws. On the Closing Date, the Company and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors have agreed for the benefit of the holders of the Securities to use their best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Securities for an issue of the Company’s senior secured notes (the “Exchange Notes”) guaranteed by the Guarantors (the “Exchange Note Guarantees” and, together with the Exchange Notes, the “Exchange Securities”) with terms identical to the New Notes, except that the Exchange Notes will not bear legends restricting transfer and will not contain terms providing for the payment of additional interest as described below and in the Registration Rights Agreement. In addition, we have agreed to file, in certain circumstances, a shelf registration statement covering resales of the Securities.
     If the exchange offer for the New Notes is not completed on or prior to the 210th day following the Existing Notes Issue Date, the interest rate on the Notes will increase by 0.25% per annum for the first 90-day period thereafter, and the amount of such additional interest will increase by an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 1.0% per annum over the original interest rate on the New Notes (“Additional Interest”). Additional Interest will also become payable if any of the following occurs: (i) our failure to file with the Commission the Exchange Offer Registration Statement on or prior to the 90th day following the Existing Notes Issue Date; (ii) our failure to file with the Commission a shelf registration statement on or prior to the 30th day following the occurrence of an event requiring that we file a shelf registration statement; (iii) if on or prior to the 180th day following the Existing Notes Issue Date, neither the Exchange Offer Registration Statement nor a shelf registration statement has been declared effective by the Commission; (iv) if on or prior to the 210th day following the Existing Notes Issue Date a shelf registration statement, if required in lieu of Exchange Offer Registration Statement, has not been declared effective by the Commission; or (v) if either the Exchange Offer Registration Statement or a shelf registration statement that has been declared effective ceases to be effective. Additional Interest shall cease to accrue and become payable: (i) following our cure of any of the foregoing conditions, as applicable; (ii) on any Exchange Securities; (iii) on Securities that cease to be outstanding; or (iv) after the Securities (x) become freely transferable without restriction pursuant to Rule 144 under the Securities Act by persons that are not our affiliates (provided that the one-year holding period specified by Rule 144(d)(1)(ii) has been satisfied), (y) do not bear any restrictive legends and (z) do not bear a restrictive CUSIP number.
     Pursuant to the Registration Rights Agreement, the New Notes are presently accruing Additional Interest at the rate of 0.75% per annum.
     A description of the terms of the Notes, the Base Indenture and the Existing Security Documents has been previously reported by the Company in its Current Report on Form 8-K, filed with the Commission on June 29, 2009 (the “June 8-K”), and such description is incorporated by reference in this Current Report on Form 8-K. Additionally, the full text of the Base Indenture and the Existing Security Documents, which the Company has filed as Exhibit 4.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 to the June 8-K, is incorporated by reference in this Current Report on Form 8-K.

     The foregoing description of the Supplemental Indenture, New Notes, Purchase Agreement, Registration Rights Agreement, Amendment to Collateral Trust Agreement and Additional Secured Debt Designation is only a summary and is qualified in its entirety by reference to the full text of the Supplemental Indenture, form of New Note, Purchase Agreement, Registration Rights Agreement, Amendment to Collateral Trust Agreement and Additional Secured Debt Designation, which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and each of which is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated April 28, 2010, by and among the Company, certain of the Company’s subsidiaries and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of New Note.

10.1	Purchase Agreement, dated April 23, 2010, by and among the Company, the Guarantors and the Initial Purchaser.

10.2	Registration Rights Agreement, dated April 28, 2010, by and among the Company, the Guarantors and the Initial Purchaser.

10.3	Amendment to Collateral Trust Agreement, dated April 28, 2010, by and among the Company, the Guarantors and the Collateral Trustee.

10.4	Additional Secured Debt Designation, dated April 28, 2010, by and between the Company and the Collateral Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: April 29, 2010	By:	/s/ Jose A. Segrera
Jose A. Segrera
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated April 28, 2010, by and among the Company, certain of the Company’s subsidiaries and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of New Note.

10.1	Purchase Agreement, dated April 23, 2010, by and among the Company, the Guarantors and the Initial Purchaser.

10.2	Registration Rights Agreement, dated April 28, 2010, by and among the Company, the Guarantors and the Initial Purchaser.

10.3	Amendment to Collateral Trust Agreement, dated April 28, 2010, by and among the Company, the Guarantors and the Collateral Trustee.

10.4	Additional Secured Debt Designation, dated April 28, 2010, by and between the Company and the Collateral Trustee.